BR Draft Dated May 13, 2011

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR NEXAIRA WIRELESS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

NEXAIRA WIRELESS, INC.

First Expiration May __, 2014

No.: W-31	Number of Shares: 15,000,000
Original Issue Date: May __, 2011

     FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, Nexaira Wireless, Inc., a Nevada corporation (together with its successors and assigns, the “Issuer”), hereby certifies that CENTURION CREDIT FUNDING LLC or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to Fifteen Million (15,000,000) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

     1. Term. The right to subscribe for and purchase 4,000,000 shares of Warrant Stock represented hereby shall commence on the Original Issue Date. The right to subscribe for and purchase the remaining 11,000,000 shares of Warrant Stock represented hereby shall commence as follows: On each monthly anniversary of the Original Issue Date beginning June __, 2011 and ending April __, 2012 the right to subscribe for and purchase 1,000,000 shares of Warrant Stock shall commence, provided, however, that upon the voluntary prepayment of the Loan and all other Obligations in full under the Loan Agreement, the right to subscribe for and purchase shares of Warrant Stock for which no such right had yet to commence under this Warrant shall cease with respect to such shares of Warrant Stock only. The Original Issue Date and each date of commencement referenced in the immediately preceding sentence shall be referred to herein as a “Exercisability Date”. The right to subscribe for and purchase shares of Warrant Stock shall expire at 5:00 p.m., eastern time, on third anniversary of the Exercisability Date with respect to such shares of Warrant Stock. With respect to any shares of Warrant Stock, the period between the Exercisability Date and third anniversary of the Exercisability Date shall be referred to as the “Term” with respect to such shares of Warrant Stock). Notwithstanding the foregoing, right to subscribe for and purchase all shares of Warrant Stock represented by this Warrant shall commence immediately upon the occurrence of an Event of Default under the Loan Agreement, with such date deemed to be the Exercisability Date with respect to all shares of Warrant Stock.

     2. Method of Exercise Payment; Issuance of New Warrant; Transfer and Exchange.

          (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term commencing on Exercisability Date with respect to such Warrant Stock.

          (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of subsection (c) of this Section 2, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

          (c) Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

	X =	Y - (A)(Y)
B

Where	X =	the number of shares of Common Stock to be issued to the Holder.

	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

	A =	the Warrant Price.

	B =	the Per Share Market Value of one share of Common Stock.

     Notwithstanding anything herein to the contrary, on the last day of the Term, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

          (d) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the “Delivery Date”) or, if the Issuer’s Securities are eligible for such manner of delivery, then at the request of the Holder, issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer’s expense within such time.

          (e) Transferability of Warrant. Subject to Section 2(g), this Warrant may be transferred, in whole or in part, by a Holder upon providing five (5) days written notice to the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by the Holder’s duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

          (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

          (g) Compliance with Securities Laws.

     (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

     (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR NEXAIRA WIRELESS, INC SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     (iii) The restrictions imposed by this subsection (g) upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer’s receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws, or (C) upon the Issuer’s receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

     (iv) At the time the Holder was offered the Warrant it was, and at the date hereof it is, (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act, and (ii) acquiring the Warrant as a principal and is an “accredited investor” as defined in National Instrument 45-106, adopted by the British Columbia Securities Commission.

     (v) The Holder of this Warrant represents, warrants and acknowledges that if the Holder is not a resident of British Columbia or any other jurisdiction of Canada, that:

          (A) a subsequent trade of the Warrant or the Warrant Stock, as applicable, in or from British Columbia or any other jurisdiction of Canada will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Warrant or the Warrant Stock (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “BC Legend”) specified in British Columbia Instrument 51-509 (“BCI 51-509”) or the restrictive legend (the “CSA Legend”) specified in National Instrument 45-102 (“NI 45-102”);

          (B) the Holder undertakes not to trade or resell the Warrant or any of the Warrant Stock in or from Canada unless the trade or resale is made in accordance with BCI 51-509 or NI 45-102, as applicable. The Holder understands and agrees that the Issuer and others will rely upon the truth and accuracy of these representations and warranties made in this Section (g) and agrees that if such representations and warranties are no longer accurate or have been breached, the Holder shall immediately notify the Issuer;

          (C) the Holder of this Warrant, by acceptance hereof and as a consequence of the representations and warranties made by the Holder in this Section (g), the Holder will have directed the Issuer not to include the BC Legend or the CSA Legend on any certificates representing the Warrant or the Warrant Stock to be issued to the Holder. As a consequence, the Holder will not be able to rely on the resale provisions of BCI 51-509 or NI 45-102, and any subsequent trade in the Warrant or any of the Warrant Stock in or from British Columbia or any other jurisdiction of Canada will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities laws; and

          (D) if the Holder wishes to trade or resell the Warrant or any of the Warrant Stock in or from British Columbia or any other jurisdiction of Canada, the Holder agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Warrant or the Warrant Stock to the transfer agent of the Issuer to have the BC Legend or the CSA Legend, as applicable, imprinted on such certificate or to instruct the transfer agent of the Issuer to include the BC Legend or the CSA Legend, as applicable on any ownership statement issued under a direct registration system or other book entry system.

          (h) Buy In.

     In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date (or, in the case of any cashless exercise of this Warrant after the six month anniversary of the Original Issue Date, any such certificate representing Warrant Stock contains any legend restricting transfer (including any legend set forth in Section 2(g)(ii) above)), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times, (B) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

     3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

     (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a number of shares of Common Stock equal to at least 150% of the aggregate number of shares of Common Stock exercisable hereunder to provide for the exercise of this Warrant (without regard to limitations on exercisability set forth in Section 8).

     (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange’s rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

     4. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

     (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

     (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a “Triggering Event”): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant (without giving effect to the limitations on exercise set forth in Section 7 hereof) immediately prior thereto (including the right to elect the type of consideration, if applicable), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4. Unless the surviving entity in any such Triggering Event is a public company under the Securities Exchange Act of 1934, the common equity securities of which are traded or quoted on a national securities exchange or the OTC Bulletin Board (a “Qualifying Entity”), the Holder, at its option, shall be permitted to require that the Issuer pay to the Holder an amount equal to the Black-Scholes value of this Warrant.

     (ii) Notwithstanding anything contained in this Warrant to the contrary and so long as the surviving entity is a Qualifying Entity, the Issuer will not be deemed to have effected any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the Holder of this Warrant and reasonably satisfactory to the Holder, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder, an opinion of counsel for such Person, which shall be reasonably satisfactory to the Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

     (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

     (i) set a record date or take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

     (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

     (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event (without giving effect to the limitations on exercise set forth in Section 7 hereof), and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment (without giving effect to the limitations on exercise set forth in Section 7 hereof) divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment (without giving effect to the limitations on exercise set forth in Section 7 hereof).

     (c) Certain Other Distributions. If at any time the Issuer shall set a record date or take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

     (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

     (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents, Additional Shares of Common Stock or Permitted Issuances), or

     (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents, Additional Shares of Common Stock or Permitted Issuances),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment (without giving effect to the limitations on exercise set forth in Section 7 hereof) multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm reasonably acceptable to the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment (without giving effect to the limitations on exercise set forth in Section 7 hereof) divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment (without giving effect to the limitations on exercise set forth in Section 7 hereof). A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

     (d) Issuance of Additional Shares of Common Stock.

     (i) In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4, and other than Permitted Issuances), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to the price equal to the consideration per share paid for such Additional Shares of Common Stock.

     (ii) No adjustment of the Warrant Price shall be made under paragraph (i) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise or conversion of any Common Stock Equivalents if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents, or upon the issuance of any warrant or other rights therefor pursuant to Sections 4(e) or 4(f), or in connection with any Permitted Issuances.

     (e) Issuance of Warrants or Other Rights. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell any warrants or options, whether or not immediately exercisable, and the Warrant Consideration (hereafter defined) per share for which Common Stock is issuable upon the exercise of such warrant or option shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the Warrant Price then in effect immediately prior to the time of such issue or sale, shall be adjusted to the price equal to the the Warrant Consideration per share for which Common Stock is issuable upon the exercise of such warrant or option. No adjustments of the Warrant Price then in effect shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents if adjustment has been previously made pursuant to this section. No adjustments of the Warrant Price shall be made under this Section 4(e) in connection with any Permitted Issuances.

     (f) Issuance of Common Stock Equivalents. If at any time prior the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the Common Stock Equivalent Consideration (hereafter defined) per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect immediately prior to the time of such issue or sale, shall upon each such issuance or sale be adjusted to the price equal to the Common Stock Equivalent Consideration per share paid for such Common Share Equivalents. No further adjustment of the Warrant Price then in effect shall be made under this Section 4(f) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4(e). No further adjustments of the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents if adjustment shall have previously been made pursuant to this section. No adjustments of the Warrant Price shall be made under this Section 4(f) in connection with any Permitted Issuances.

     (g) Superseding Adjustment. If, at any time after any adjustment of the Warrant Price then in effect shall have been made pursuant to Section 4(e) or Section 4(f) as the result of any issuance of warrants, other rights or Common Stock Equivalents, and (i) such warrants or other rights, or the right of conversion or exchange in such other Common Stock Equivalents, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Common Stock Equivalents, as the case may be shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(g) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment of the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     (h) Purchase of Common Stock by the Issuer; Below Market Issuances. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (h), the date as of which the Per Share Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (h), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date. If the Issuer shall issue Common Stock or rights, options or warrants entitling the recipient or holder thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value on the date of issuance, but higher than the Warrant Price then in effect, the Warrant Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such Common Stock or rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Issuer in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such Per Share Market Value. Such adjustment shall be made whenever such securities are issued, and shall become effective immediately after the record date (if applicable) for the determination of stockholders entitled to receive such rights, options or warrants.

     (i) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

     (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as mutually determined in good faith by the Board of Directors of the Issuer and the Holder. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights divided by the number of shares of Common Stock issuable upon the exercise of such warrant or right plus the additional consideration payable to the Issuer upon exercise of such warrant or other right for one share of Common Stock (together the “Warrant Consideration”). The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalent, divided by the number of shares of Common Stock issuable upon the conversion or other exercise of such Common Stock Equivalent, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalent for one share of Common Stock (together the “Common Stock Equivalent Consideration”). In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.

     (ii) Adjustments of Number of Shares. In connection with an adjustment of the Warrant Price pursuant to Sections (d), (e), (f), (g) and (h) of this Section 4, the number of shares of Common Stock issuable hereunder shall be increased such that the aggregate Warrant Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Warrant Price prior to such adjustment.

     (iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

     (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (j) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of securities purchasable upon exercise of this Warrant.

     (k) Escrow of Property. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, such property shall be held in escrow for the Holder by the Issuer to be distributed to the Holder upon and to the extent that the event actually takes place, upon payment of the then current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed property shall be returned to the Issuer.

     5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an “adjustment”), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the “big four” selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto.

     6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall at its option either (a) make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect or (b) issue one whole share in lieu of such fractional share.

     7. Certain Exercise Restrictions.

     (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 4.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) that such holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in such notice; provided, further, that this Section 7(a) shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

     (b) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) will be of no force or effect with regard to all or a portion of the Warrant referenced in such notice; provided, further, that this Section 7(b) shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

     8. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

     “Additional Shares of Common Stock” means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except for Permitted Issuances.

     “Articles of Incorporation” means the Articles of Incorporation of the Issuer, as amended, as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

     “Board” shall mean the Board of Directors of the Issuer.

     “Business Day” shall mean, even if not capitalized, any day banking transactions can be conducted in New York City, New York, and does not include any day which is a federal or state holiday in New York City, New York.

     “Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

     “Common Stock” means the Common Stock, par value $0.001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

     “Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

     “Common Stock Equivalent Consideration” has the meaning specified in Section 4 (i) (i) hereof.

     “Convertible Securities” means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term “Convertible Security” means one of the Convertible Securities.

     “Event of Default” shall have the meaning set forth in the Loan Agreement.

     “Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

     “Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

     “Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

     “Issuer” means Nexaira Wireless, Inc., a Nevada corporation, and its successors.

     “Loan” shall have the meaning set forth in the Loan Agreement.

     “Loan Agreement” means the Loan and Security Agreement dated as of May __, 2011 among the Issuer and the Holder.

     “Obligations” shall have the meaning set forth in the Loan Agreement.

     “Original Issue Date” means May __, 2011.

     “OTC Bulletin Board” means the over-the-counter electronic bulletin board.

     “Other Common” means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

     “Permitted Issuances” means: (i) provided such security is issued at a price greater than or equal to the Warrant Price then in effect; (a) issuances of options, stock grants or bonus shares issued to employees, officers or directors of the Issuer pursuant to any compensatory stock option plan existing on the date hereof (and not amended to increase the shares available thereunder) if such grants were duly approved by a majority of the non-employee members of the Board of Directors of the Issuer or a majority of the members of a committee of non-employee directors established for such purpose and such options have an exercise price in excess of the Per Share Market Value on the date of grant; (b) issuances of securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Original Issue Date, provided that such securities have not been amended since the Original Issue Date to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities; and (c) shares of Common Stock issued upon conversion of the Loan; and (ii) shares of Common Stock issued upon conversion in accordance with its terms of the Company’s 10% Convertible Note in the original principal amount of $400,000 issued to Gemini Master Fund, Ltd (the “Gemini Loan”).

     “Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

     “Per Share Market Value” means on any particular date (a) the last trading price on any national securities exchange on which the Common Stock is listed, or, if there is no such price, the closing or last trade price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or (b) if the Common Stock is not then reported by the OTC Bulletin Board or the OTC Markets Group Inc. (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the Common Stock on such date, or (c) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock on such date as determined by the Board in good faith; provided, however, that the Holder, after receipt of the determination by the Board, shall have the right to select, jointly with the Issuer, an Independent Appraiser, in which case, the fair market value shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during the period between the date as of which such market value was required to be determined and the date it is finally determined. The determination of fair market value shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

     “Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. “Security” means one of the Securities.

     “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

     “Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock, and a limited liability company at least 50% of whose membership interests, shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries.

     “Term” has the meaning specified in Section 1 hereof.

     “Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the OTC Markets Group Inc. (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

     “Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

     “Warrants” means the Warrants issued and sold pursuant to the Loan Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

     “Warrant Consideration” has the meaning specified in Section 4(i)(i) hereof.

     “Warrant Price” initially with respect to any share of Warrant Stock means lower of (i) $0.10, (ii) the price per share of any issuance and sale of Common Stock by the Company between March 7, 2011 and the Exercisability Date (other than shares of Common Stock issued pursuant to the Gemini Note) with respect to such share of Warrant Stock or (iii) the exercise price of any options, warrants or other securities convertible or exchangeable into shares of Common Stock of the Company issued and sold by the Company between March 7, 2011 and the Exercisability Date (other than shares of Common Stock issued pursuant to the Gemini Note) with respect to such shares of Warrant Stock, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

     “Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

     “Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

    9. Other Notices. In case at any time:

(A)	the Issuer shall make any distributions to the holders of Common Stock; or

(B)

the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or other rights; or

(C)	there shall be any reclassification of the Capital Stock of the Issuer; or

(D)	there shall be any capital reorganization by the Issuer; or

(E)

there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(F)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. The Holder shall have the right to send two (2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     10. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder.

     11. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     12. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

Nexaira Wireless, Inc.
1404 510 West Hastings Street
Vancouver, B.C. Canada V6B 1L8
Attn: Chief Executive Officer
Tel: (604) 682-5629
Fax: (604) 682 1044

with a copy to:

Clark Wilson LLP
800-885 West Georgia Street
Vancouver, BC V6C 3H1
Canada
Attn: Virgil Hlus
Tel: (604) 891-7707
Fax: (604) 687 6314

Copies of notices to the Holder shall be sent to it at 152 West 57th Street, 4th Floor, New York, NY 10019, Attention: David Steinberg, Tel No.: (212) 582-2222, Fax No.: (212) 582-2424. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

     13. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     16. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     17. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

NEXAIRA WIRELESS INC.

By:
Name:
Title:

WARRANT
EXERCISE FORM

NEXAIRA WIRELESS, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Nexaira Wireless, Inc. covered by the within Warrant.

Dated:	Signature

Address

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________.

X = Y - (A)(Y)
B

Where:

The number of shares of Common Stock to be issued to the Holder __________________(“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised ___________________________(“Y”).

The Warrant Price ______________(“A”).

The Per Share Market Value of one share of Common Stock _______________________(“B”).

ASSIGNMENT

FOR VALUE RECEIVED, _________________hereby sells, assigns and transfers unto __________________the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.